Exhibit 10.14a



                              JACK IN THE BOX INC.
                             RESTRICTED STOCK AWARD
                       UNDER THE 2002 STOCK INCENTIVE PLAN
                           SUMMARY AS OF July 6, 2003



====================   ==========================   =================
Awardee                 Number of Shares Awarded        Award Date
====================   ==========================   =================

John Hoffner                    55,000              November 8, 2002
--------------------   --------------------------   -----------------
Linda Lang                      55,000              November 8, 2002
--------------------   --------------------------   -----------------
Larry Schauf                    50,000              November 8, 2002
--------------------   --------------------------   -----------------
Carlo Cetti                     29,600              November 8, 2002
--------------------   --------------------------   -----------------
David Theno                     28,000              November 8, 2002
--------------------   --------------------------   -----------------
Gary Beisler                    25,000              February 14, 2003
--------------------   --------------------------   -----------------